UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 22, 2014

Safeguard Scientifics, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer ID No.)
incorporation or organization)

435 Devon Park Drive
Building 800
Wayne, PA		19087
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	610-293-0600

Not applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.    Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Safeguard Scientifics, Inc. (the “Company”) was held on May 22, 2014. As of the Record Date of March 28, 2014, there were 21,238,641 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.
Proposal I - Election of Directors
Shareholders approved the election of nine directors to serve as directors for a one-year term to expire at the 2015 Annual Meeting.  The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Andrew E. Lietz	13,984,548	1,268,057	3,618,768
Stephen T. Zarrilli	14,666,922	585,683	3,618,768
Julie A. Dobson	13,937,876	1,314,729	3,618,768
Keith B. Jarrett	13,914,545	1,338,060	3,618,768
George MacKenzie	14,686,242	566,363	3,618,768
George D. McClelland	14,402,922	849,683	3,618,768
Jack L. Messman	14,646,193	606,412	3,618,768
John J. Roberts	13,023,832	2,228,773	3,618,768
Robert J. Rosenthal	14,016,443	1,236,162	3,618,768

Proposal II - Advisory Vote Concerning Executive Compensation of the Named Executive Officers
Shareholders approved, on an advisory basis, the Company’s compensation of its named executive officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company’s 2014 Annual Meeting Proxy Statement. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,544,873	1,591,505	116,227	3,618,768
Proposal III - Amendment and Restatement of the Company’s 2004 Equity Compensation Plan
Shareholders approved the amendment and restatement of the Company’s 2004 Equity Compensation Plan to increase the number of shares of common stock reserved for issuance by 2,200,000 shares, or from 2,166,666 shares to 4,366,666 shares, and to make certain other clarifying changes and updates. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,151,503	3,059,481	41,621	3,618,768

Proposal IV - Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2014
Shareholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for its 2014 fiscal year.  The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
18,287,904	533,210	50,259	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: May 23, 2014	By:	/s/ BRIAN J. SISKO
Brian J. Sisko
Chief Operating Officer, Executive Vice President and Managing Director